UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23086

WP Trust
(Exact name of registrant as specified in charter)

127 NW 13th Street Suite 13, Boca Raton, FL 33432
(Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange St., Wilmington, DE 19801
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 950-9112

Date of fiscal year end: November 30

Date of reporting period: May 31, 2026

Reports to Stockholders.

WP Large Cap Income Plus Fund - Institutional Class Shares

TICKER: WPLCX

Semi-Annual Shareholder Report

May 31, 2026

This semi-annual shareholder report contains important information about WP Large Cap Income Plus Fund for the period of December 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://wpfunds.com/literature. You can also request this information by contacting us at 1-866-959-9260.

What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment+
Institutional Class Shares	$112	2.12%
+	Annualized.
Fund Statistics
Net Assets ($)	$26,320,117
Number of Portfolio Holdings	16
Portfolio Turnover Rate (%)	0%

What did the Fund invest in?
Sectors (% of net assets)

*	Net Cash represents cash, cash equivalents and liabilities, including options, in excess of other assets.
Availability of Additional Information about the Fund

Additional information is available at https://wpfunds.com/literature, including its:

  Prospectus

  Holdings

  Financial Information

  Proxy Voting information

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-866-959-9260 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

1

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

WP Large Cap Income Plus Fund
			Schedule of Investments
			May 31, 2026 (Unaudited)
Shares			Fair Value	% of Net Assets

COMMON STOCKS

Air Freight & Logistics
1,000	United Parcel Service, Inc. - Class B +		$ 106,690	0.40%

Banks
65,000	Bank of America Corporation +		3,354,000
11,900	JPMorgan Chase & Co. +		3,561,789
80,000	Mitsubishi UFJ Financial Group, Inc. - ADR +		1,496,800
20,000	UBS Group AG (Switzerland) +		941,600
27,100	Wells Fargo & Company +		2,101,334
			11,455,523	43.52%

Biotechnology
465,000	ImmunityBio, Inc. * +		3,496,800	13.29%

Diversified Financial Services
2,000	Berkshire Hathaway Inc. - Class B * +		948,960	3.61%

Hotels, Restaurants & Leisure
1,000	McDonald's Corporation +		279,200	1.06%

Oil, Gas & Consumable Fuels
2,000	Chevron Corporation +		364,920
7,600	Exxon Mobil Corporation +		1,103,976
			1,468,896	5.58%

Software
7,650	Microsoft Corporation +		3,444,336	13.09%

Technology Hardware, Storage & Peripherals
16,000	Apple Inc. +		4,992,960	18.97%

Total for Common Stocks (Cost $7,090,819)			26,193,365	99.52%

MONEY MARKET FUNDS
217,129	Federated Hermes Government Obligations Fund
	Institutional Class - 3.49% **		217,129	0.82%
Total for Money Market Funds (Cost $217,129)

CALL/PUT OPTIONS PURCHASED		Notional
Expiration Date/Exercise Price	Contracts	Amount	Fair Value	% of Net Assets

Put Options Purchased
Cboe S&P 500 Index *
June 18, 2026 Puts @ $5,000	52	$ 26,000,000	1,820

Total for Options Purchased (Premiums Paid $142,031)		$ 26,000,000	1,820	0.01%

Total Investment Securities (Cost $7,449,979)			26,412,314	100.35%

Liabilities in Excess of Other Assets			(92,197)	-0.35%

Net Assets			$ 26,320,117	100.00%

ADR - American Depositary Receipt.
* Non-Income Producing Securities.
** The rate shown represents the annualized 7-day yield at May 31, 2026.
+ Portion or all of the security is pledged as collateral for options written. See Note 3.
The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund
Schedule of Options Written
May 31, 2026 (Unaudited)
CALL/PUT OPTIONS WRITTEN		Notional
Expiration Date/Exercise Price	Contracts	Amount	Fair Value

Put Options Written
Cboe S&P 500 Index *
June 17, 2027 Puts @ $4,600	26	$ 11,960,000	$ 127,920

Total Options Written (Premiums Received $236,347)		$ 11,960,000	$ 127,920

* Non-Income Producing Securities.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

WP Large Cap Income Plus Fund

Statement of Assets and Liabilities (Unaudited)
May 31, 2026

Assets:
Investment Securities at Fair Value*	$ 26,412,314
Cash	1,000
Deposit at Broker for Written Options	32,452
Dividends Receivable	46,706
Prepaid Expenses	8,854
Total Assets	26,501,326
Liabilities:
Options Written at Fair Value (Premiums Received $236,347)	127,920
Payable to Adviser	29,805
Payable to Administrator	2,753
Accrued Distribution and Service (12b-1) Fees	9,412
Accrued Trustees Fees	1,773
Other Accrued Expenses	9,546
Total Liabilities	181,209
Net Assets	$ 26,320,117

Net Assets Consist of:
Paid In Capital	$ 11,769,360
Total Distributable Earnings	14,550,757
Net Assets	$ 26,320,117

Net Asset Value, Offering and Redemption Price	$ 19.91

* Investments at Identified Cost	$ 7,449,979

Shares Outstanding (Unlimited number of shares	1,321,761
authorized without par value)

Statement of Operations (Unaudited)
For the six month period ended May 31, 2026

Investment Income:
Dividends (Net of Foreign Withholding Taxes of $6,683)	$ 174,932
Total Investment Income	174,932
Expenses:
Management Fees	170,784
Administration Fees	16,753
Transfer Agent Fees & Accounting Fees	16,380
Distribution and Service (12b-1) Fees - Institutional Class	12,650
Audit Fees	11,468
Legal Fees	9,100
Miscellaneous Expense	7,280
Compliance Officer Expense	5,984
Trustees Fees	4,938
Interest Expense	4,904
Custody Fees	4,095
Registration Expense	2,002
Printing & Mailing Fees	1,496
Insurance Expense	570
Total Expenses	268,404

Net Investment Income (Loss)	(93,472)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	187,073
Net Realized Gain (Loss) on Options Purchased	(35,533)
Net Realized Gain (Loss) on Options Written	149,596
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,553,435
Net Change in Unrealized Appreciation (Depreciation) on Options Purchased	(126,735)
Net Change in Unrealized Appreciation (Depreciation) on Options Written	(7,187)
Net Realized and Unrealized Gains (Loss) on Investments	2,720,649

Net Increase (Decrease) in Net Assets from Operations	$ 2,627,177

The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund

Statements of Changes in Net Assets	(Unaudited)
	12/1/2025	12/1/2024
	to	to
	5/31/2026	11/30/2025
From Operations:
Net Investment Income (Loss)	$ (93,472)	$ (147,637)
Net Realized Gain (Loss) on Investments, Options
Purchased and Options Written	301,136	1,874,417
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Options Purchased and Options Written	2,419,513	320,955
Net Increase (Decrease) in Net Assets from Operations	2,627,177	2,047,735

From Capital Share Transactions:
Proceeds From Sale of Shares	275,877	599,753
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(1,343,304)	(2,875,373)
Net Increase (Decrease) from Shareholder Activity	(1,067,427)	(2,275,620)

Net Increase (Decrease) in Net Assets	1,559,750	(227,885)

Net Assets at Beginning of Period	24,760,367	24,988,252

Net Assets at End of Period	$ 26,320,117	$ 24,760,367

Share Transactions:
Issued	14,270	36,348
Reinvested	-	-
Redeemed	(72,756)	(178,792)
Net Increase (Decrease) in Shares	(58,486)	(142,444)

The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund

Statement of Cash Flows (Unaudited)
For the six month period ended May 31, 2026

Increase (Decrease) in cash:
Cash flows from operating activities:
Net Increase (Decrease) in Net Assets from Operations	$ 2,627,177
Adjustments to Reconcile Net Increase (Decrease) in Net Assets from
Operations to Net Cash (used in) Provided from Operating Activities:
(Purchase) of Investments and Options	(163,138)
Proceeds from Disposition of Investments and Options	1,013,862
(Purchase) Sales of Short-Term Investment Securities, Net	134,985
(Increase) Decrease in Dividends and Interest Receivable	9,091
(Increase) Decrease in Prepaid Expenses	(1,834)
Premiums Received from Options Written	(43,628)
Payments to Cover Options Written	236,347
Increase (Decrease) in Accrued Distribution (12b-1) Fees	(1,958)
Increase (Decrease) in Accrued Expenses	(11,851)
Return of Capital Received from Investments	13,750
Net Change in Unrealized (Appreciation) Depreciation on Investments
and Options	(2,419,513)
Net Realized (Gain) Loss on Investments and Options	(301,136)
Net Cash (used in)/Provided from Operating Activities	1,092,154

Cash flows from financing activities:
Proceeds from Fund Shares Sold	275,877
Payment on Fund Shares Redeemed	(1,343,304)
Cash Distributions Paid	-
Net Cash (used in)/Provided from Financing Activities	(1,067,427)

Net Increase (Decrease) in Cash	24,727

Cash:
Beginning of Period	8,725
End of Period	$ 33,452

Supplemental disclosure of cash flow information:

Reconciliation of restricted and unrestricted cash at the beginning of the period to the Statement of Assets and Liabilities:
Cash	$ 1,000
Deposits at Broker for Written Options	$ 7,725

Reconciliation of restricted and unrestricted cash at the end of the period to the Statement of Assets and Liabilities:
Cash	$ 1,000
Deposits at Broker for Written Options	$ 32,452

Interest paid by the Fund was $4,854.
The accompanying notes are an integral part of these financial statements.

WP Large Cap Income Plus Fund

Financial Highlights
	(Unaudited)
Selected data for a share outstanding throughout each period:	12/1/2025		12/1/2024	12/1/2023	12/1/2022	12/1/2021	12/1/2020
	to		to	to	to	to	to
	5/31/2026		11/30/2025	11/30/2024	11/30/2023	11/30/2022	11/30/2021

Net Asset Value - Beginning of Period	$ 17.94		$ 16.41	$ 12.48	$ 11.13	$ 14.94	$ 12.24
Net Investment Income (Loss) (a)	(0.07)		(0.10)	(0.08)	(0.01)	(0.00)	0.01
Net Gain (Loss) on Investments (Realized and Unrealized)	2.04		1.63	4.01	1.36	(3.79)	2.77
Total from Investment Operations	1.97		1.53	3.93	1.35	(3.79)	2.78

Distributions (From Net Investment Income)	-		-	-	-	(0.02)	(0.08)
Distributions (From Capital Gains)	-		-	-	-	-	-
Total Distributions	-		-	-	-	(0.02)	(0.08)

Net Asset Value - End of Period	$ 19.91		$ 17.94	$ 16.41	$ 12.48	$ 11.13	$ 14.94
Total Return (b)	10.98%	*	9.32%	31.49%	12.13%	(25.41)%	22.76%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 26,320		$ 24,760	$ 24,988	$ 21,502	$ 22,415	$ 32,669

Ratio of Expenses to Average Net Assets (c) (d)	2.12%	**	2.21%	2.23%	2.41%	2.54%	2.30%
Ratio of Net Investment Income (Loss) to Average
Net Assets (d)	(0.74)%	**	(0.63)%	(0.53)%	(0.08)%	(0.01)%	0.08%

Portfolio Turnover Rate	0.00%	*	3.80%	1.51%	3.82%	2.24%	3.86%

* Not Annualized.
** Annualized.
(a) Per share amount calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Ratios do not include expenses of the investment companies in which the Fund invests.
(d) The ratios include interest expense of 0.04% during the six month period ended May 31, 2026,
0.07% during the year ended November 30, 2025, 0.06% during the year ended November 30, 2024,
0.05% during the year ended November 30, 2023, 0.37% during the year ended
November 30, 2022 and 0.25% during the year ended November 30, 2021.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
WP LARGE CAP INCOME PLUS FUND
May 31, 2026
(Unaudited)

1.) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The WP Large Cap Income Plus Fund (the “Fund”) is a series of WP Trust (the “Trust”). The Trust was organized on June 4, 2015, as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). As of May 31, 2026, there were two series authorized by the Trust. The Fund is a diversified Fund. The Fund’s investment objective is total return. The Fund’s investment adviser is Winning Points Advisors, LLC (the “Adviser”). The Fund currently offers one class of shares, Institutional Class shares. The Fund commenced operations on October 10, 2013.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund follows the significant accounting policies described in this section.

SEGMENT REPORTING: The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and his role, the Chief Investment Officer at the Adviser is deemed to be the Chief Operating Decision Maker.

SHARE VALUATION: The net asset value (“NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. For the Institutional Class, the offering price and redemption price per share is equal to the NAV per share.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 2.

OPTIONS: The Fund’s option strategy consists of selling and purchasing put and call options on equity indices and exchange traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund's participation in equity market gains. The Fund’s Adviser seeks to reduce the overall volatility of returns by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By selling call options on equity securities or indices, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the sold call options, but continues to bear the risks of declines in the value of the markets, including the underlying indices for the puts as well, if different, as the securities that are held by the Fund. The premium received from the sold options may not be sufficient to offset any losses sustained from the volatility of the underlying equity indices over time.

FEDERAL INCOME TAXES: The Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC’) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of and during the six month period ended May 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the Statement of Operations. During the six month period ended May 31, 2026, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

In addition, GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations, including federal tax authorities and certain state tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

In December 2023, the FASB issued Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. As a result of the Fund's continued compliance with the IRC requirements of regulated investment companies and the Fund's limited exposure to foreign withholding taxes on dividends received, management has determined that there is no material impact of the ASU on the Fund's financial statements.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund's relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board” or "Trustees")). The allocations are dependent upon the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

OTHER: Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds using the identified cost method. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income and interest expenses, if any, are recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.) SECURITIES VALUATIONS
PROCESSES AND STRUCTURE: The Fund’s Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Valuation Designee to apply those guidelines in determining fair value prices, subject to review by the Board.

HIERARCHY OF FAIR VALUE INPUTS: The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s best information about the assumptions a market participant would use in valuing the assets or liabilities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price on the primary exchange or market on which the security trades. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. In the event of a short sale of an equity security, lacking a last sale price, an equity security is generally valued by the pricing service at its last ask price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid or ask, it is generally categorized as a level 2 security. When market quotations are not readily available or when a Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued pursuant to the fair value pricing procedures and are categorized as level 2 or level 3, as appropriate.

Money market funds. Money market funds are valued at net asset value and are classified in Level 1 of the fair value hierarchy.

Derivative instruments. Listed derivatives, including purchased options and written options, will be valued at the mean of the bid and ask price on the primary exchange on which the option trades and are categorized as level 1 of the fair value hierarchy. If there is not a bid and ask price on the primary exchange on which the option trades, or if the Valuation Designee determines that the mean of the bid and ask price does not accurately reflect the current value, the option will be valued at fair value as determined under the fair value pricing procedures and may be categorized as level 2 or level 3, as appropriate.

In accordance with the Trust's fair value pricing guidelines, the Fund's Valuation Committee, which includes the Valuation Designee, shall consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by a Fund's Valuation Committee is the price at which the security could reasonably be sold in a current market transaction. Methods that are in accord with this principle may, for example, be based on a multiple of earnings; a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or yield to maturity and credit spread with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of May 31, 2026:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 26,193,365	$ -	$ -	$ 26,193,365
Money Market Funds	217,129	-	-	217,129
Put Options Purchased	1,820	-	-	1,820
Total	$ 26,412,314	$ -	$ -	$ 26,412,314

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Put Options Written	$ 127,920	$ -	$ -	$ 127,920
Total	$ 127,920	$ -	$ -	$ 127,920

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets or liabilities during the six month period ended May 31, 2026.

3.) DERIVATIVES TRANSACTIONS
The Fund has adopted a derivative risk management program under Rule 18f-4 of the 1940 Act which governs the Fund's use of derivative transactions. As part of the program, the Board has appointed a member of the Fund's Adviser as the derivatives risk manager. As of May 31, 2026, portfolio securities valued at $26,193,365 and $32,452 in cash, were held in a segregated account by the custodian and broker, respectively, as collateral for options written.

The average monthly notional value of options contracts purchased and written by the Fund for the six month period ended May 31, 2026, were as follows:

Derivative Type			Average Notional Value
Put Options Purchased			$20,428,571
Put Options Written			($11,960,000)

As of May 31, 2026, the location on the Statement of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location		Equity Contracts/Total
Put Options Purchased	Investment Securities at Fair Value		$ 1,820
Total Assets			$ 1,820

Liabilities	Location		Equity Contracts/Total
Put Options Written	Options Written at Fair Value		$ 127,920
Total Liabilities			$ 127,920

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund during the six month period ended May 31, 2026, are recorded in the following location in the Statement of Operations:

Net Change in Unrealized
Appreciation (Depreciation) on:	Location		Equity Contracts/Total
Put Options Purchased	Options Purchased		$ (126,735)
Put Options Written	Options Written		$ (7,187)
$ (133,922)

Net Realized Gain (Loss) on:	Location		Equity Contracts/Total
Put Options Purchased	Options Purchased		$ (35,533)
Put Options Written	Options Written		$ 149,596
$ 114,063

All open derivative positions at May 31, 2026, are reflected on the Fund's Schedule of Investments and Schedule of Options Written.

4.) INVESTMENT TRANSACTIONS
For the six month period ended May 31, 2026, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $0 and $1,013,862, respectively.

5.) ADVISERY FEES AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser receives a monthly management fee equal to an annual rate of 1.35% of the Fund’s average daily net assets. For the six month period ended May 31, 2026, the Adviser earned $170,784 in management fees. At May 31, 2026, the Fund owed the Adviser management fees of $29,805.

A managing member of the Adviser also serves as an Interested Trustee and Officer of the Trust.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows that the Fund may expend up to 0.25% for Institutional Class shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. Effective January 26, 2024, the Board reduced the Institutional share distribution and service (12b-1) fees to 0.10% of average daily net assets. The Fund incurred distribution and service (12b-1) fees of $12,650 for the six month period ended May 31, 2026. At May 31, 2026, the Fund had available $9,412 which could be used for qualifying expenses under the Plan.

Premier Fund Solutions, Inc. (“PFS” or “Administrator”) serves as the Administrator for the Trust pursuant to a written agreement with the Trust. PFS provides day-to-day administrative services to the Fund. For PFS’s services to the Fund, the Fund pays PFS an annualized asset-based fee of 0.07% of average daily net assets up to $200 million, with lower fees at higher asset levels; subject to a minimum monthly fee of $2,800, plus reimbursement of out-of-pocket expenses. For its services, for the six month period ended May 31, 2026, PFS earned $16,753. At May 31, 2026, the Fund owed PFS administration fees of $2,753.

An officer of the Trust is also an officer of the Administrator.

6.) TAX MATTERS
For federal income tax purposes, at May 31, 2026, the cost of securities on a tax basis and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) including written options were as follows:

Cost of Investments		$ 7,309,768

Gross Unrealized Appreciation		$ 19,102,546
Gross Unrealized Depreciation		-
Net Unrealized Appreciation (Depreciation) on Investments		$ 19,102,546

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax treatment of derivatives.

The Fund did not pay any distributions during the six month period ended May 31, 2026 and the fiscal year ended November 30, 2025.

7.) INTEREST EXPENSE
During the six-month period ended May 31, 2026, the Fund incurred $4,904 in interest expense, with an average daily borrowings balance of $193,652 and was charged an average interest rate of 5.16%.

8.) COMMITMENTS AND CONTINGENCIES
In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At May 31, 2026, Charles Schwab & Co. Inc., held for the benefit of its customers, in aggregate, 100% of Fund shares. The Trust does not know whether any underlying accounts of Charles Schwab & Co. Inc. owned or controlled 25% or more of the voting securities of the Fund.

10.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of May 31, 2026, the Fund had 47.13% and 32.06%, respectively, of the value of its net assets invested in stocks within the Financials and Information Technology sectors.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no other subsequent events requiring adjustment to or disclosure in the financial statements.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At a meeting held on April 23, 2026, the Board of Trustees (the “Board”) considered the approval of the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Winning Points Advisors, LLC (“WPA” or the “Adviser”) in regard to the WP Large Cap Income Plus Fund (the “WP Fund”).

Independent Counsel (“Counsel”) reviewed a memorandum to the Board that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Investment Advisory Agreement between the Trust, on behalf of the WP Fund, and WPA (the “Adviser,” solely for the purposes of this portion of the minutes of the Meeting). A copy of this memorandum was circulated to the Board in advance of the Meeting. Counsel discussed with the Board the types of information and factors that should be considered by the Board to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the WP Fund; (iii) the costs of the services provided and profits to be realized by the Adviser from its relationship with the WP Fund; (iv) the extent to which economies of scale would be realized if the WP Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the WP Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest and other benefits derived by the Adviser.

In assessing these factors and reaching its decisions, the Board took into consideration the information furnished for its review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the WP Fund and its shareholders by the Adviser; (ii) quarterly reports as to the investment performance of the WP Fund from the Adviser; (iii) a report by the Adviser as to its investment strategy, personnel, and operations; (iv) compliance reports concerning the WP Fund and the Adviser; (v) disclosure information contained in the registration statement of the WP Fund and the Form ADV Part 2A of the Adviser; and (vi) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the WP Fund, information on investment advice, performance, summaries of the WP Fund’s expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the WP Fund; and (iii) benefits to be realized by the Adviser from its relationship with the WP Fund. The Board did not identify any information that was most relevant to its consideration to approve the Advisory Agreement, and each Trustee may have afforded different weight to the various factors.

(1) The nature, extent, and quality of the services provided by the Adviser.

In this regard, the Board considered the responsibilities that the Adviser has under the Advisory Agreement with respect to WP Fund. The Board reviewed the services provided by the Adviser to the WP Fund including, without limitation, the Adviser’s investment strategies and techniques used in managing the WP Fund; and the anticipated marketing efforts to promote the WP Fund, grow assets, and assist in the distribution of WP Fund’s shares. The Board considered the Adviser’s staffing, personnel, and operations, the experience of the Adviser’s personnel, and the Adviser’s compliance program, policies, and procedures. The Board discussed the Adviser’s compliance program and its use of a compliance consulting firm to help monitor and oversee the Adviser’s compliance program. After reviewing the foregoing and further information from the Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser was satisfactory and adequate for the WP Fund.

(2) Investment Performance of the WP Fund and the Adviser.

In considering the investment performance of the WP Fund and the Adviser, the Board compared the short- and long-term performance of the WP Fund with the performance of comparable funds with similar objectives managed by other investment advisers, including funds in the Morningstar Large Value category. The Board also considered the consistency of the Adviser’s management of the WP Fund with its investment objective and policies. The Board noted that, based on Morningstar data as of March 31, 2026, the WP Fund outperformed the average fund in the Morningstar Large Value category for the one-year and three-year periods, ranking in the 9th percentile and 4th percentile, respectively, within its category. The Board further noted that the WP Fund underperformed the category for the five-year and ten-year periods, ranking in the 100th percentile and 97th percentile, respectively. The Board also reviewed the WP Fund’s performance relative to its benchmark indices. The Board noted that for the one-year period ended March 31, 2026, the WP Fund outperformed both the S&P 500 Total Return Index and the Dow Jones Industrial Average Total Return Index. The Board further noted that the WP Fund also outperformed both benchmark indices for the three-year period ended March 31, 2026. However, the WP Fund underperformed both benchmark indices for the five-year and ten-year periods ended March 31, 2026. The Board discussed the Fund’s improved short- and intermediate-term performance, while noting the Fund’s longer-term under-performance. The Board noted the Adviser’s efforts to improve performance and indicated that they would continue to closely monitor the WP Fund’s performance and the Adviser’s implementation of its investment strategy.

The Board noted the Adviser’s response that it does not manage all of its other accounts with the same securities and investments as the WP Fund’s due to other clients’ income tax situation or their specific history or confidence in the markets. Therefore, those accounts may have a higher concentration of individual securities that have a lower cost basis or may hold securities which have been directed by the client for purchase for such accounts, as compared to the WP Fund. Accordingly, the Board noted that some of the Adviser’s accounts will have different investment returns than the WP Fund and other accounts that have the same investment objective. The Board considered the impact the Adviser’s use of options has had on the performance of the WP Fund. The Board observed that the Adviser sells out of the money put options to help protect the WP Fund against market declines. This strategy is designed to help the WP Fund outperform in “up” markets and also provide the Fund with a hedge in neutral markets. The Board noted the Adviser’s representation that this same strategy will cause the WP Fund to underperform the markets when the markets decline.

Based on the foregoing, the Board concluded that considering the WP Fund’s longer-term investment under-performance as previously discussed, the Board would continue to monitor the WP Fund’s performance going forward.

(3) The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the WP Fund.

In this regard, the Board considered the Adviser’s advisory personnel and services provided to the Fund and the Adviser’s balance sheet and profit and loss statement. The Board considered the financial condition of the Adviser and discussed its financial stability. The Board considered the fees and expenses of the WP Fund (including the management fee) relative to its Morningstar category.

With respect to the Adviser’s management fee and overall expenses, the Board noted that the WP Fund has among the highest fees and expenses of Funds in the Morningstar Large Value category. In considering the management fee for the WP Fund and the appropriateness thereof, the Board took into consideration the Adviser’s representation that the fee is appropriate considering the nature of the services provided to WP Fund shareholders. The Board expressed the view that, in light of the level of the WP Fund’s management fees and net expense ratio compared to its peer funds, the Adviser should consider means to lower the overall net expense ratio of the WP Fund and also consider whether the WP Fund continues to be viable given its small asset size. The Board considered the Adviser’s representation that the WP Fund’s fee structures with its service providers are generally providing for some cost savings to the WP Fund and its shareholders. The Board observed that the Adviser was profitable with respect to the services it provides to the WP Fund.

Upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the WP Fund were reasonable and within a range of what could have been negotiated at arms-length under all of the surrounding circumstances.

(4) The extent to which economies of scale would be realized as the WP Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the WP Fund’s investors.

In this regard, the Board considered the WP Fund’s fee arrangements with the Adviser. The Board noted that the Adviser’s fee arrangements with the WP Fund did not have a structure that reflected economies of scale and considered the Adviser’s willingness to consider an expense cap for the Fund if assets increase. The Board discussed other accounts managed by the Adviser, noting that the Adviser does not manage any separately managed accounts with substantially similar strategies as the WP Fund although the WP Fund’s advisory fee is typically higher than fees charged to separate accounts. Following further discussion of the WP Fund’s expected asset levels, expectations for growth and levels of fees, the Board determined that the WP Fund’s fee arrangement, in light of all the facts and circumstances, was reasonable.

(5) Possible conflicts of interest and benefits derived by the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the WP Fund; the fact that the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the WP Fund; and the substance and administration of the Adviser’s code of ethics. Based on the foregoing, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. The Board noted that there were no benefits identified by the Adviser to the Board in advising the WP Fund, other than marketing benefit associated with managing a mutual fund.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement with respect to the WP Fund was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement with respect to the WP Fund.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WP Trust

By: /s/ Charles S. Stoll
Charles S. Stoll
Principal Executive Officer

Date: 7/23/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Charles S. Stoll
Charles S. Stoll
Principal Executive Officer

Date: 7/23/2026